Exhibit 10.2

JX Luxventure LIMITED

Form of SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered by the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with the offer and sale by JX Luxventure Limited, a Republic of the Marshall Islands corporation (the “Company”), of 100,000 shares (the “Shares”) of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”),

The rights and preferences of the Series D Preferred Stock are contained in the Certificate of Designation, Preferences and Rights of the Series D Preferred Stock (the “Certificate of Designation”).

The undersigned Subscriber understands that the Shares and the shares of common stock, par value $0.0001 per share (the “Common Stock”) issuable upon conversion of the Shares pursuant to the terms of the Certificate of Designation (the “Conversion Shares”) are being offered, sold, and issued by the Company in a transaction exempt from the registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D or Regulation S promulgated thereunder.

1. SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 3 hereof, the Company desires to issue and sell, and the Subscriber hereby subscribes for and agrees to purchase the Shares on the terms and conditions described herein.

(b) Purchase of the Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company for the Shares is $39.00 per share, and the total purchase price for the Shares is $3,900,000 (the “Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment of the applicable Purchase Price, payable in United States Dollars, by wire transfer, or check of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit A. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2. Acceptance and Closing Procedures

(a) Closing. The closing (the “Closing”) of the purchase and sale of the Shares shall occur simultaneously with the acceptance by the Company of the undersigned’s subscription, as evidenced by the Company’s execution of this Agreement, and upon satisfaction of the conditions set forth in Section 3 hereof.

The undersigned agrees that subject to the conditions set forth herein, the Company will accept subscriptions and payments therefor as they are received. The undersigned further understands that the Company will notify the undersigned as to whether its subscription has been accepted in whole or in part as reasonably promptly as possible. If the Company accepts all or a portion of the undersigned’s subscription, the undersigned agrees that this Agreement shall become effective with respect to the Company and the undersigned, and the Company will deliver to the undersigned an executed copy of this Agreement and deliver to the undersigned, or a custodian designated by the undersigned, as applicable, proof that the Shares have been issued in book entry form. The undersigned acknowledges that the Company may terminate this offering at any time.

(b) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the .event the sale of the Shares subscribed for by the undersigned Subscriber is not consummated by the Company for any reason (which the Company expressly reserves the right to do), this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall within five (5) business days return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

3. CLOSING CONDITIONS

(a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction, at or before the Closing, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Subscriber with prior written notice thereof:

(i) The representations and warranties of the Subscriber shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing;

(ii) the Subscriber shall have delivered to the Company the Purchase Price for the Shares by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; and

(iii) the Subscriber shall deliver the payment in accordance with Exhibit B.

(b) The obligations of the Subscriber hereunder in connection with the Closing are subject to the satisfaction, at or before the Closing, of each of the following conditions; provided that these conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) the Company shall have delivered to the undersigned, or a custodian designated by the undersigned, as applicable, proof that the Shares have been issued in book entry form;

(ii) the representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iv) the Company shall have obtained the written consents of the Board of Directors and the holders of more than 50% of the total issued and outstanding voting power of the Company authorizing the issuance of the Shares to the Subscriber;

(v) the Company has filed the Listing of Additional Shares Notification Form (the “LAS”) to the Nasdaq Capital Markets, LLC (“Nasdaq”) at least 15 calendar days prior to the Closing, notifying Nasdaq of the transaction contemplated by this Agreement and the issuance of the Shares to the Subscriber; and obtained all governmental, regulatory or third party consents and approvals, if required, necessary for the issuance and sale of the Shares;

(vi) the Company shall have delivered to the Subscriber such other documents relating to the transactions contemplated by this Agreement as the Subscriber or its counsel may reasonably request.

4. THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement; the execution and delivery of which has been duly authorized, executed and delivered by the Subscriber; this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Subscriber acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and/or the provisions of Regulation D and/or Regulation S promulgated thereunder, if applicable. In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber attests that it does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the offering of the Shares is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares.

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Shares. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Shares.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed such documents and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment.

(e) The Subscriber will not sell or otherwise transfer the Shares and/or the Conversion Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, none of the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Shares and the Conversion Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Shares on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws.

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with this offering, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THESE SHARES REPRESENTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(h) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the offering.

(i) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(j) The Subscriber is unaware of, is in no way relying on, and did not become aware of, the offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and is not subscribing for Shares and did not become aware of the offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(k) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(l) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(m) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(n) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the offering that are in any way inconsistent with the information contained herein.

(o) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(p) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Purchase Price tendered hereunder.

(q) The Subscriber is, and on each date on which the Subscriber continues to own the restricted Shares from the offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000, or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(r) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the offering. The Subscriber is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(s) The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings (as defined in Section 5(e) below) and “Forward Looking Statements” disclaimers contained therein. In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters, and understands the risks related to the Company.

5. The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Republic of the Marshall Islands. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company’s business or (b) the nature of the business conducted by the Company, except where the failure to do so would not result in a material adverse effect to the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under the Agreement, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of the Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under this Agreement have been taken or will be taken prior to the Closing and no further filing, consent or authorization is required by the Company, its board of directors, or its shareholders. This Agreement has been duly executed and delivered by the Company, and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) Issuance of Shares. The Shares to be issued to the Subscriber pursuant to this Agreement, and the Conversion Shares to be issued upon conversion thereof in accordance with the Certificate of Designation, will be duly and validly issued and will be fully paid and non-assessable.

(c) Share Capital. The share capital of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the SEC Filings; and, to the extent such Shares are certificated, the certificates for the Shares are in due and proper form.

(d) Authorization; Enforcement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any court, governmental agency or any regulatory commission, board, body, authority of self-regulatory agency or any other person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company or any of its subsidiaries is a party or by which it is bound or to which any assets of the Company or any of its subsidiaries are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company or any of its subsidiaries, or upon the Shares or any other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of the Articles or Memorandum of Association of the Company (the “Articles”), or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company or its subsidiaries.

(e) SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the Securities and Exchange Commission (the “SEC”). The Company has made available to the Subscriber through the EDGAR system true and complete copies of each of the Company’s Annual Report on Form 20-F and Reports of Foreign Private Issuer on Form 6-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. As of their respective filing dates, the SEC Filings conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Filings, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles pursuant to International Financial Reporting Standards as issued by the International Accounting Standards Board. (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscriber which is not included in the SEC Filings contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2020; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the financial statements, which, in all such cases would not, individually and in the aggregate, have a material adverse effect.

(f) No Material Adverse Change. Except as disclosed in the SEC Filings, subsequent to the respective dates as of which information is given in the SEC Filings, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and the subsidiaries taken as a whole, (iv) any change in the share capital, capital stock or outstanding indebtedness of the Company or any subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the share capital or capital stock of the Company or any subsidiary.

(g) No Litigation. Except as described in the SEC Filings, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any subsidiary, would not, individually or in the aggregate, have a material adverse effect.

(h) Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of the Articles, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, except, in the case of clauses (ii), (iii) and (iv) above, for any such violation that would not have a material adverse effect.

(i) Governmental Authorization, etc. Each of the Company and the subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to have or have obtained such licenses, authorizations, consents or approvals or make such filings would not, individually or in the aggregate, have a material adverse effect; neither the Company nor any of the subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a material adverse effect;

(j) Tax Filings. All material tax returns required to be filed by the Company or any of the subsidiaries have been timely filed (within any applicable time limit extensions permitted by the relevant tax authority), and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(k) No Financial Advisor. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Shares and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Shares.

(l) No General Solicitation; No Placement Agent. Neither the Company, nor any of its subsidiaries or affiliates, nor, to the Company’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. Neither the Company nor any of its subsidiaries has engaged any placement agent or other agent in connection with the sale of the Shares.

(m) No Integrated Offering. None of the Company, its subsidiaries, any of their affiliates, and, to the Company’s knowledge, any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of shareholders of the Company for purposes of any applicable shareholder approval provisions. None of the Company, its subsidiaries, their affiliates and, to the Company’s knowledge, any person acting on their behalf will take, directly or indirectly, any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(n) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, the Bylaws or the laws of the Marshall Islands or any other applicable jurisdiction which is or could become applicable to the Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and the Subscriber’s ownership of the Shares. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(o) Transfer Taxes. At Closing, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issue of the Shares hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(p) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Common Stock or (ii) sold, bid for, purchased, or paid any compensation for soliciting subscriptions of, the Shares.

(q) Disclosure. The Company confirms that neither it nor, to the Company’s knowledge, any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Subscriber will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscriber regarding the Company or any of its subsidiaries, their business and the transactions contemplated hereby furnished by the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No material event or circumstance has occurred or material information exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(r) Indemnification. The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, members, partners, agents, advisors, shareholders, and each other person, if any, who controls any of the foregoing from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect, any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith or any untrue statement of a material fact in the SEC Filings or any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company’s liability shall not exceed the Subscriber’s Purchase Price tendered hereunder.

(s) Capitalization and Additional Issuances. The authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Filings. Except as set forth in the SEC Filings and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the Shares or capital stock of the Company pursuant to the Articles of Incorporation, the Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(t) Private Placements. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscriber as contemplated hereby.

(u) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

6. COVENANTS

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Section 3 of this Agreement;

(b) Use of Proceeds. The Company will use the proceeds from the issue of the Shares for general working capital;

(c) The Company shall file, promptly after the Closing, a report on Form 6-K with the SEC disclosing the terms of this Agreement and other requisite disclosure regarding the transactions contemplated by this Agreement.

7. REGISTER; TRANSFER AGENT INSTRUCTIONS

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate), the register the shares of Series D Preferred Stock in which the Company shall record the name and address of the person in whose name the Shares have been issued (including the name and address of each transferee). The Company shall keep the register open and available at all times during business hours for inspection of the Subscriber or its legal representatives. The Company shall instruct its transfer agent to issue the Conversion Shares, if converted, pursuant to the terms of the Certificate of Designation.

8. MISCELLANEOUS PROVISIONS

(a) All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Subscriber.

(h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state and/or federal courts located in New York, New York. The parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(i) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JX Luxventure LIMITED			Address for Notices:
By:			Ms. Sun Lei, Chief Executive Officer
	Name:	Sun Lei	Bin Hai Da Dao No. 270
	Title:	Chief Executive Officer	Lang Qin Wan Guo Ji Du Jia Cun Zong He Lou
Xiu Ying District
Haikou City, Hainan Province 570100 People’s Republic of China
Tel: + (86) 400-808-8068 Email: JXLuxventure@163.com

With a copy to (which shall not constitute notice):

The Crone Law Group, P.C.

500 Fifth Avenue, Suite 938

New York, NY 10110

Attn: Mark Crone

‘

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR SUBSCRIBER FOLLOWS]

[Subscriber SIGNATURE PAGE TO KBS FASHION GROUP LIMITED

SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the ___ of ____, 2021.

Name of Subscriber:

Signature of Authorized Signatory of Subscriber: ______________________________________

Name of Authorized Signatory:

Email Address of Authorized Signatory: _____ _______________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Subscriber: __________________________________________________

Address for Delivery of the Shares to Subscriber (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Purchase Price per share: $39

Amount of Shares: 100,000

EIN Number, if applicable, will be provided under separate cover: __________________________

[SIGNATURE PAGES CONTINUE]